UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2023
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders was held on April 27, 2023 as a virtual meeting (the “Annual Meeting”). A total of 63,834,203 shares, or 84.74% of the shares eligible to vote, were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders were as follows:

Matter 1. The election of three directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Terence Gallagher	48,004,137	9,377,234	6,452,832
Edward J. Leppert	56,432,724	948,647	6,452,832
Nadine Leslie	56,369,149	1,012,222	6,452,832

Matter 2. An advisory vote (non-binding) to approve the compensation paid to the named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
55,258,411	1,480,603	642,357	6,452,832

Matter 3. An advisory vote (non-binding) on the frequency of stockholder voting on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
49,990,215	289,720	6,888,153	213,283	6,452,832

In light of the voting results at the Annual meeting regarding the frequency which stockholders will be provided an advisory, non-binding vote on executive compensation, the Company will hold an annual advisory, non-binding vote on its executive compensation at its subsequent annual meetings of stockholders.

Matter 4. The ratification of the appointment of KPMG LLP as the Company’s independent public accounting firm for the year ending December 31, 2023.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
62,369,468	1,348,108	116,627	-0-

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits. Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	May 1, 2023	By:/s/ John Kuntz
John Kuntz
SEVP, General Counsel & Corporate Secretary